--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report: November 25, 1997
(Date of earliest event reported)

MERRILL LYNCH MORTGAGE INVESTORS INC. (as depositor under the Trust Agreement, dated as of November 1, 1997, and pursuant to which an Indenture was entered into, providing for, inter alia, the issuance of NovaStar Home-Equity Loan Asset-Backed Bonds, Series 1997-2)


                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
             (Exact name of registrant as specified in its charter)


DELAWARE                             333-24327               13-3416059
--------                             ---------               ----------
(State or Other Juris-              (Commission              (I.R.S. Employer
diction of Incorporation)           File Number)             Identification No.)


250 Vesey Street World Financial Center,
North Tower-10th Floor,
 New York, New York                                                10281
 ------------------                                                -----
(Address of Principal Executive Office)                         (Zip Code)


        Registrant's telephone number, including area code:(212) 449-1000

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                 MERRILL LYNCH MORTGAGE
                                                 INVESTORS, INC.

                                                 By:    /s/ Peter Cerwin
                                                        -----------------------
                                                 Name:      Peter Cerwin
                                                 Title:     Vice President


Dated: January 23, 1998

Item 2.  ACQUISITION OR DISPOSITION OF ASSETS

         On January 20, 1998 following the closing of the initial issuance of the NovaStar Home Equity Loan Notes Series 1997-2, pursuant to a Subsequent Transfer Instrument (the "Instrument") the NovaStar Home Equity Loan Trust, Series 1997-2 (the "Issuer") purchased from NovaStar Financial, Inc. (the "Seller") certain Subsequent Mortgage Loans, as defined in the Home Equity Loan Purchase Agreement (the "Purchase Agreement") among the Issuer, First Union National Bank, the Seller and NovaStar Assets Corp., with an aggregate principal balance equal to $49,127,269.32 with funds on deposit in the pre-funding account established pursuant to the Purchase Agreement at a purchase price equal to the principal balance thereof (the Mortgage Loan Schedule that is the subject of such Instrument is filed in paper pursuant to a hardship exemption, as provided in Rule 202 of Regulation S-T).


Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

                  (a)      Not applicable

                  (b)      Not applicable

                  (c)      Exhibits:

                           Item 601(a) of
                           Regulation S-K
Exhibit No.                Exhibit No.                        Description
-----------                -----------                        -----------
    1                        99.1

                                                     Subsequent Transfer
                                                     Instrument, dated as of
                                                     January 20, 1998 between
                                                     NovaStar Financial, Inc. as
                                                     seller, and NovaStar Home
                                                     Equity Loan Trust Series
                                                     1997- 2, as issuer.

                                   EXHIBIT INDEX

Exhibit No.               Description                           Page
-----------               -----------                           ----

     1                    Subsequent Transfer Instrument         5

                                    EXHIBIT 1


                         SUBSEQUENT TRANSFER INSTRUMENT

                  Pursuant to this Subsequent Transfer Instrument (the "Instrument"), dated January 20, 1998, between NovaStar Financial, Inc. as seller (the "Seller"), and NovaStar Home Equity Loan Trust Series 1997-2 as issuer (the "Issuer"), and pursuant to the Home Equity Loan Purchase Agreement, dated as of December 3, 1997, among the Seller, the Issuer, NovaStar Assets Corp. and First Union National Bank, as the Indenture Trustee (the "Indenture Trustee"), (the "Home Equity Loan Purchase Agreement"), the Seller and the Issuer agree to the sale by the Seller and the purchase by the Issuer of the subsequent Mortgage Loans listed on the attached Mortgage Loan Schedule (the "Subsequent Mortgage Loans").

                  Capitalized terms used and not defined herein have their respective meanings as set forth in the Definitions contained in Appendix A to the Indenture dated as of November 1, 1997 (the "Indenture") between the Issuer and the Indenture Trustee, which Definitions are incorporated by reference herein. All other capitalized terms used herein shall have the meanings specified herein.

                  Section 1.       CONVEYANCE OF SUBSEQUENT MORTGAGE LOANS.

                  (a) The Seller does hereby sell, transfer, assign, set over and convey to the Issuer, without recourse, all of its right, title and interest in and to the Subsequent Mortgage Loans, all scheduled principal payments due after the Subsequent Cut-off Date, all other payments of principal due and collected after the Subsequent Cut-off Date, and all payments of interest on the Subsequent Mortgage Loans, minus that portion of any such payment which is allocable to the period prior to the Subsequent Cut-off Date; provided, however, that no scheduled payments of principal due on or before the Subsequent Cut-off Date and collected after the Subsequent Cut-off Date shall belong to the Issuer pursuant to the terms of this Agreement. The Seller, contemporaneously with the delivery of this Agreement, has delivered or caused to be delivered to the Indenture Trustee each item set forth in Section 2.1(b) of the Home Equity Loan Purchase Agreement with respect to such Subsequent Mortgage Loans. The transfer to the Issuer by the Seller of the Subsequent Mortgage Loans identified on the attached Mortgage Loan Schedule shall be absolute and is intended by the Seller, the Issuer, the Indenture Trustee and the Bondholders to constitute and to be treated as a sale by the Seller.

                  The parties hereto intend that the transactions set forth herein constitute a sale by the Seller to the Issuer on the Subsequent Transfer Date of all the Seller's right, title and interest in and to the Subsequent Mortgage Loans, and other property as and to the extent described above. In the event the transactions set forth herein shall be deemed not to be a sale, the Seller hereby grants to the Issuer as of the Subsequent Transfer Date a security interest in all of the Seller's right, title and interest in, to and under the Subsequent Mortgage Loans, and such other property, to secure all of the Issuer's obligations hereunder, and this Agreement shall constitute a security agreement under applicable law, and in such event, the parties hereto acknowledge that the Indenture Trustee, in addition to holding the Subsequent Mortgage Loans for the benefit of the Bondholders and the Bond Insurer, holds the Subsequent Mortgage Loans as designee of the Issuer. The Seller agrees to take or cause to be taken such actions and to execute such documents, including without limitation the filing of all necessary UCC-1 financing statements filed in the State of Maryland and the State of Kansas (which shall be submitted for filing as of the Subsequent Transfer Date), any continuation statements with respect thereto and any amendments thereto required to reflect a change in the name or corporate structure of the Seller or the filing of any additional UCC-1 financing statements due to the change in the principal office of the Seller, as are necessary to perfect and protect the interests of the Issuer and its assignees in each Subsequent Mortgage Loan and the proceeds thereof.

                  (b) The expenses and costs relating to the delivery of the Subsequent Mortgage Loans, this Instrument and such other items required under the Home Equity Loan Purchase Agreement shall be borne by the Seller.

                  (c) Additional terms of the sale are set forth on Attachment A hereto.

                  Section 2.      REPRESENTATIONS AND WARRANTIES; CONDITIONS
                                  PRECEDENT.

                  (a) The Seller hereby affirms the representations and warranties set forth in Section 3.1 of the Home Equity Loan Purchase Agreement that relate to the Seller and the Subsequent Mortgage Loans as of the date hereof. The Seller hereby confirms that each of the conditions set forth in
Section 2.2(b) of the Home Equity Loan Purchase Agreement are satisfied as of the date hereof and further represents and warrants that each Subsequent Mortgage Loan complies with the requirements of this Instrument and Section 2.2(c) of the Home Equity Loan Purchase Agreement.

                  (b) The Seller is solvent, is able to pay its debts as they become due and has capital sufficient to carry on its business and its obligations hereunder; it will not be rendered insolvent by the execution and delivery of this Instrument or by the performance of its obligations hereunder nor is it aware of any pending insolvency; no petition of bankruptcy (or similar insolvency proceeding) has been filed by or against the Seller prior to the date hereof;

                  (c) All terms and conditions of the Home Equity Loan Purchase Agreement are hereby ratified and confirmed; provided, however, that in the event of any conflict the provisions of this Instrument shall control over the conflicting provisions of the Home Equity Loan Purchase Agreement.

                  Section 3.       RECORDATION OF INSTRUMENT.

                  To the extent permitted by applicable law, this Instrument, or a memorandum thereof if permitted under applicable law, is subject to recordation in all appropriate public offices for real property records in all of the counties or other comparable jurisdictions in which any or all of the properties subject to the Mortgages are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by the Servicer, but only when accompanied by an Opinion of Counsel to the effect that such recordation materially and beneficially affects the interests of the Bondholders or is necessary for the administration or servicing of the Mortgage Loans.

                  Section 4.       GOVERNING LAW.

                  This Instrument shall be construed in accordance with the laws of the State of New York and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws, without giving effect to principles of conflicts of law.

                  Section 5.       COUNTERPARTS.

                  This Instrument may be executed in one or more counterparts and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed to be an original; such counterparts, together, shall constitute one and the same instrument.

                  Section 6.       SUCCESSORS AND ASSIGNS.

                  This Instrument shall inure to the benefit of and be binding upon the Seller and the Issuer and their respective successors and assigns. The Bond Insurer and the Indenture Trustee shall be express third party beneficiaries hereto.

                                       NOVASTAR FINANCIAL, INC.


                                       By:    /s/ David J. Lee
                                             ------------------------
                                       Name:      David Lee
                                             ------------------------
                                       Title:     Vice President
                                             ------------------------


                                       NOVASTAR HOME EQUITY LOAN TRUST
                                       SERIES 1997-2

                                       By: WILMINGTON TRUST COMPANY, not in its
                                       individual capacity but solely in its
                                       capacity as Owner Trustee


                                       By:  /s/ Donald G. Mackelcan
                                            ----------------------------
                                            Authorized Signatory


ATTACHMENTS

         A.       Additional terms of the sale.
         B.       Schedule of Subsequent Mortgage Loans.
         C.       Opinions of Seller's Counsel (bankruptcy, corporate).
         D.       Seller's Officer's Certificate.
         E.       Bond Insurer's Certificate.

                            NOVASTAR HOME EQUITY LOAN
                                  ASSET-BACKED-
                              BONDS, SERIES 1997-2

                                  ATTACHMENT A
                                       TO
                         SUBSEQUENT TRANSFER INSTRUMENT
                                  Series 1997-2
                                January 20, 1998

A.

         1.       Subsequent Cut-off Date:                    January 1, 1998
         2.       Pricing Date:                               January 1, 1998
         3.       Subsequent Transfer Date:                   January 20, 1998
         4.       Aggregate Principal Balance of the
                  Subsequent Mortgage Loans as of the
                  Subsequent Cut-off Date:                    $49,127,269.32
         5.       Purchase Price:                             100.00%

B. As to all the Subsequent Mortgage Loans the subject of this Instrument:

         1.       Longest stated term to maturity:            360 months
         2.       Minimum Mortgage Rate:                      7.50 %
         3.       Maximum Mortgage Rate:                      19.875 %
         4.       WAC of all Mortgage Loans:                  10.22%
         5.       WAM of all Mortgage Loans:                  345 months
         6.       Largest Principal Balance:                  $1,775,000
         7.       Non-owner occupied Mortgaged Properties:    5.1655%
         8.       California zip code concentration:          18.86%
         9.       Condominiums:                               2.79 %
         10.      Single-family:                              90.34%
         11.      Weighted average term since origination:
         12.      December/ January/February 1998 first payment date: 96.76 %

                                  ATTACHMENT B.
                      Schedule of Subsequent Mortgage Loans

                 FILED IN PAPER PURSUANT TO A HARDSHIP EXEMPTION

                                  ATTACHMENT C
              Opinions of Seller's Counsel (bankruptcy, corporate)

January 20, 1998


To the Addressees Listed
on the Attached Annex A

          Re: NovaStar Home Equity Loan Asset-Backed Bonds and Certificates Series 1997-2 (True Sale Opinion --Sale of Subsequent Mortgage Loans)
                   -------------------------------------------------------

Ladies and Gentlemen:

                  We have acted as counsel to NovaStar Financial, Inc., a Maryland corporation (the "Seller"), NovaStar Assets Corp., a Delaware corporation ("NovaStar Assets"), NovaStar Mortgage, Inc., a Virginia corporation (the "Servicer") and NovaStar Certificates Financing Corporation, a Delaware corporation ("NCFC"; the Seller, NovaStar Assets, the Servicer and NCFC are sometimes referred to collectively herein as the "NovaStar Entities") in regard to (i) the sale by the Seller of certain subprime home mortgage loans (the "Initial Mortgage Loans") to NovaStar Assets, pursuant to Section 2.1 of the Home Equity Loan Purchase Agreement, dated as of December 3, 1997 (the "Purchase Agreement"), between the Seller, NovaStar Assets, the Indenture Trustee and the Issuer; (ii) the sale by NovaStar Assets of the Initial Mortgage Loans to Merrill Lynch Mortgage Investors, Inc., a Delaware corporation (the "Company"), under the Ownership Transfer Agreement, dated as of December 3, 1997 (the "Transfer Agreement"), between NovaStar Assets and the Company; (iii) the sale by the Company to NovaStar Home Equity Loan Trust Series 1997-2, a Delaware Business Trust (the "Issuer"), pursuant to the Amended and Restated Trust Agreement, dated as of November 1, 1997 (the "Trust Agreement"), between the Company and Wilmington Trust Company, as owner trustee (the "Owner Trustee");
(iv) the servicing of the Initial Mortgage Loans by the Servicer pursuant to the Servicing Agreement, dated as of November 1, 1997 (the "Servicing Agreement"), among the Servicer, the Issuer and the Indenture Trustee (as defined below); (v) the sale by NovaStar Assets of the Certificates to NCFC pursuant to the Certificates Transfer Agreement, dated as of December 11, 1997 (the "Certificates Transfer Agreement"); and (vi) the sale by Seller to the Issuer of the Subsequent Mortgage Loans pursuant to the Subsequent Transfer Instrument, dated as of January 20, 1998 (the "Subsequent Transfer Agreement"), between the Seller and the Issuer.


                  The documents evidencing the Initial Mortgage Loans are held by First Union National Bank, as indenture trustee (the "Indenture Trustee"). The Indenture Trustee holds such documents as an agent and bailee with notice of the security interests granted in favor of the Bondholders, the Insurer, the Issuer, the Company and NovaStar Assets respectively. Pursuant to the Indenture, dated as of November 1, 1997 (the "Indenture"), between the Issuer and the Indenture Trustee, the Issuer issued the Home Equity Loan Asset-Backed Bonds Series 1997-2 (the "Bonds"). The Bonds are secured in part by the Initial Mortgage Loans and will also be secured in part by the Subsequent Mortgage Loans, hereinafter described. Pursuant to the Trust Agreement, the Issuer issued the Home Equity Loan Asset-Backed Certificates (the "Certificates"), which evidenced ownership interests in the Issuer (the Bonds and the Certificates, collectively, the "Securities").

                  The Issuer entered into the Insurance Agreement, dated as of December 3, 1997 (the "Insurance Agreement"), among the Seller, the Servicer, NovaStar Assets, the Issuer, the Indenture Trustee and MBIA Insurance Corporation, as bond insurer (the "Insurer") pursuant to which a bond insurance policy (the "Bond Insurance Policy") was issued in respect of the Bonds. The Seller also entered into an Indemnification Agreement, dated December 3, 1997 (the "Indemnity Agreement"), among the Seller, the Insurer and the Underwriter (as defined below).

                  The Company sold the Bonds to Merrill Lynch, Pierce, Fenner & Smith Incorporated (the "Underwriter") pursuant to the Underwriting Agreement, dated December 3, 1997 (the "Underwriting Agreement"), among the Company and the Underwriter. The Underwriter sold the Bonds to unaffiliated investors on the Closing Date or thereafter pursuant to offers to purchase in effect on the Closing Date. The Seller, the Company and the Underwriter entered into an Indemnification and Contribution Agreement, dated December 3, 1997 (the "Indemnification Agreement").

                  The Initial Mortgage Loans were sold by the Seller to NovaStar Assets, NovaStar Assets sold the Initial Mortgage Loans to the Company, as agent for NovaStar Assets, and the Company sold the Initial Mortgage Loans to the Issuer on December 11, 1997 (the "Closing Date"). The consideration paid for the Initial Mortgage Loans by NovaStar Assets to the Seller consisted of the Purchase Price (as defined in Section 2.1 of the Purchase Agreement), which included a portion of the cash proceeds from the sale of the Bonds and the cash proceeds from the sale of the Certificates. The consideration paid for the Initial Mortgage Loans by the Company to NovaStar Assets consisted of the Purchase Price (as defined in Section 4 of the Transfer Agreement), which included a portion of the cash proceeds from the sale of the Bonds and delivery of the Certificates issued by the Issuer. The Company sold the Initial Mortgage Loans to the Issuer in exchange for a portion of the cash proceeds from the sale of the Bonds and receipt of the Certificates. The Bonds are entitled to the benefits of the Bond Insurance Policy.

                  On the Closing Date, a portion of the proceeds of the sale of the Bonds equal to the Original Pre-Funded Amount was deposited into the Pre-Funding Account and a portion of the proceeds of the Sale of the Bonds equal to the Interest Coverage Amount was deposited into the Interest Coverage Account, which accounts were created under the Indenture and held by the Indenture Trustee, as security for the Bondholders, in segregated trust accounts established in the name of the Indenture Trustee. Moneys on deposit in the Pre-Funding Account will be used to fund the acquisition by the Issuer of certain additional subprime home mortgage loans (the "Subsequent Mortgage Loans") from the Seller and, to the extent not so used, will be distributed to holders of the Bonds. Moneys on deposit in the Interest Coverage Account will be used to make certain interest payments on the Bonds during the Pre-Funding Period and, to the extent not so used, will be deposited into the Collection Account under the Indenture. The Pre-Funding Account and the Interest Coverage Account moneys will not be used to support losses or delinquencies on the Initial Mortgage Loans. Further, such moneys will be obtained from the sale proceeds of the Bonds and not from either the Seller or the Company.

                  On the Subsequent Transfer Dates, the Seller will sell to the Issuer the Subsequent Mortgage Loans, pursuant to the Subsequent Transfer Agreement in exchange for a portion of the cash proceeds from the sale of the Bonds, such cash proceeds to be transferred from the PreFunding
Account.

                  The Purchase Agreement, the Transfer Agreement, the Subsequent Transfer Agreement, the Trust Agreement, the Indenture, the Servicing Agreement, the Certificates Transfer Agreement, the Insurance Agreement, the Indemnity Agreement, the Indemnification Agreement and the Underwriting Agreement are collectively referred to herein as the "Agreements." Capitalized terms not defined herein have the meanings assigned to them in Appendix A to the Indenture, or, if not defined therein, then in the other Agreements. This opinion is rendered pursuant to Section 5(b) of the Underwriting Agreement.

                  In rendering this opinion letter, we have examined execution copies of each of the Agreements, together with the documents, instruments and agreements referenced in other opinions we have delivered in connection with the Agreements. We have also examined such other certificates, documents, materials and other matters of law as we have deemed necessary in order to give the opinions hereinafter set forth. As to certain issues of fact material to the opinions expressed herein, we have, with your consent, relied to the extent we deemed appropriate, upon the representations in the Agreements, and the certifications of officers, of the Seller, NovaStar Assets, the Servicer, NCFC, the Company, the Issuer, the Owner Trustee, the Indenture Trustee, the Insurer and public officials.

                  In making our examinations and rendering the opinions herein expressed, we have made, with your permission, the following assumptions:

                  (1) Each of the Agreements and the Bonds has been duly and properly authorized, executed, acknowledged (to the extent necessary), delivered and accepted, and, as may be required under the applicable laws of jurisdictions other than the State of Kansas (the "State"), sealed and attested, by each of the parties thereto. We have further assumed the genuineness of all signatures on all documents.

                  (2) All corporate, partnership and other action requisite for the execution, delivery and performance of each of the Agreements and the Bonds by each of the parties thereto has been duly and effectively taken.

                  (3) Each of the parties to the Agreements and the Bonds (i) has all necessary power and authority (corporate, partnership and otherwise) to execute, enter into, deliver and perform the same; (ii) is duly organized, validly existing and in good standing in the jurisdiction of its formation, and
(iii) has all necessary licensing and qualifications needed in the jurisdiction of its formation and in all the jurisdictions in which it does business.

                  (4) The execution, delivery and performance of each of the Agreements and the Bonds by each of the parties thereto do not and will not contravene or conflict with any provision of the charter documents or bylaws of any of such parties or any partnership agreement or other agreement or instrument which is binding upon any of such parties or their respective properties.

                  (5) Each of the Agreements and the Bonds is the legal, valid and binding obligation of each of the parties thereto and is enforceable against each such party in accordance with its terms.

                  (6) Any and all certifications and representations made to us by public officials and by the Seller, NovaStar Assets, NCFC, the Servicer, the Company, the Issuer, the Owner Trustee, the Indenture Trustee, and the Insurer concerning factual matters are accurate and complete.

                  (7) There exists valid and lawful consideration for the parties to the Agreements to enter into the Agreements and the Bonds. Further, we have assumed the absence of any circumstance (such as but not limited to fraud in the inducement, duress, waiver or estoppel) extrinsic to the Agreements and the Bonds which might give rise to a defense against enforcement of the Agreements or the Bonds.

                  (8) We have assumed that (i) all documents submitted to us as certified, conformed, draft, photostatic or telefacsimilied copies conform to the original documents, (ii) all such original documents and all documents submitted to us as originals are authentic, (iii) all unexecuted copies of documents submitted to us conform to the original executed documents, and (iv) that as to each of the Agreements and the Bonds, in such executed copies all blank spaces have been or shall be properly completed and all exhibits and schedules referred to therein have been or shall be attached in their final forms and none of the completions or attachments are or shall be inconsistent with the forms which we have reviewed.

                  (9) We have, to the extent we have deemed appropriate, assumed that the statements, recitals, representations and warranties as to matters of fact set forth in the Agreements and the Bonds are accurate and complete.

                  (10) There is no agreement, course of dealing or performance or usage of trade defining, supplementing, amending, modifying, waiving or qualifying the terms of any of the Agreements or the Bonds.

                  (11) The conduct of each of the parties to the Agreements and the Bonds has complied with any requirement of good faith, fair dealing and conscionability.

                  (12) The opinion recipients have acted in good faith and without notice of any defense against enforcement of any rights created by, or any adverse claim to, any property or security interest transferred or created as part of, or contemplated by, the Agreements or the Bonds.

                  (13) The parties to the Agreements and the Bonds are validly organized and existing corporations in good standing under applicable law, and the execution of the Agreements and the Bonds is within the power of the parties thereto, and not in violation of any provisions of law, governmental regulation, or judicial or administrative order or decree, applicable to any party.

                  (14) The Indenture Trustee is authorized by regulatory authority to act as bond trustee under the Indenture.

                  (15) In rendering this opinion, we have made no independent investigation of the facts referred to herein, but have relied exclusively on those facts that have been represented or certified to us as set forth above. Our opinion is based upon the assumption that the facts set forth herein, certain of which have been certified to us to be true and correct in (i) the Certificate of an officer of the Seller annexed hereto as Exhibit A, and (ii) the Certificate of an officer of NovaStar Assets, annexed hereto as Exhibit B are, and will continue to be, accurate. We understand the facts to be as follows:

                  (a) PURCHASE AND SALE OF INITIAL MORTGAGE LOANS. Concurrently with the execution and delivery of the Purchase Agreement, the Seller conveyed without recourse to NovaStar Assets all of its right, title and interest in and to the Initial Mortgage Loans and the related Mortgages in accordance with the Purchase Agreement (the "Seller Transaction"). As payment for the Initial Mortgage Loans, NovaStar Assets paid to the Seller the Purchase Price (as defined in Section 2.1 of the Purchase Agreement), which included a portion of the cash proceeds from the sale of the Bonds and the cash proceeds of the sale of the Certificates. Also, concurrently with the execution and delivery of the Transfer Agreement, NovaStar Assets conveyed without recourse to the Company, as agent of NovaStar Assets, all of its right, title and interest in and to the Initial Mortgage Loans and pursuant to the Trust Agreement, the Company conveyed without recourse to the Issuer all of its right, title and interest in and to the Initial Mortgage Loans (the "NovaStar Assets Transaction" and together with the Seller Transaction and the Seller Subsequent Transaction hereinafter described, collectively, the "Transactions"). As payment for the Initial Mortgage Loans, the Company paid to NovaStar Assets the Purchase Price (as defined in Section 4 of the Transfer Agreement), which included a portion of the cash proceeds from the sale of the Bonds and delivery of the Certificates. As consideration for the Initial Mortgage Loans, the Issuer delivered to the Company the Bonds and the Certificates.

                  (b) PURCHASE AND SALE OF SUBSEQUENT MORTGAGE LOANS. Concurrently with the execution and delivery of the Subsequent Transfer Agreement, the Seller will convey without recourse to the Issuer, all of its right, title and interest in and to the Subsequent Mortgage Loans (the "Seller Subsequent Transaction") in exchange for a portion of the cash proceeds from the sale of the Bonds, such cash proceeds to be transferred from the Pre-Funding Account.

                  (c) INTENT/NOMENCLATURE. The Purchase Agreement, the Transfer Agreement and the Trust Agreement respectively recite the intention of the parties that the Seller Transaction and the NovaStar Assets Transaction each be treated as a sale and absolute transfer of the Initial Mortgage Loans. The Purchase Agreement and the Subsequent Transfer Agreement respectively recite the intention of the parties that the Seller Subsequent Transaction be treated as a sale and absolute transfer of the Subsequent Mortgage Loans.

                  (d) ECONOMICS OF THE TRANSACTION. We understand that (a) the economics of the Seller Transaction reflect the intent of the parties that the transfer of the Initial Mortgage Loans be considered an absolute transfer of the Initial Mortgage Loans by the Seller to NovaStar Assets rather than a loan by NovaStar Assets secured by the Initial Mortgage Loans, (b) the economics of NovaStar Assets Transaction reflect the intent of the parties that the transfer of the Initial Mortgage Loans be considered an absolute transfer of the Initial Mortgage Loans by NovaStar Assets to the Company and by the Company to the Issuer rather than a loan by the Company or the Issuer secured by the Initial Mortgage Loans and (c) the economics of the Seller Subsequent Transaction reflect the intent of the parties that the transfer of the Subsequent Mortgage Loans be considered an absolute transfer of the Subsequent Mortgage Loans by Seller to the Issuer rather than a loan by the Issuer secured by the Subsequent Mortgage Loans.

         (e) COMPLETE. IRREVOCABLE TRANSFER OF INITIAL MORTGAGE LOANS. Under the Purchase Agreement, the Seller relinquishes all control and title over the Initial Mortgage Loans transferred to NovaStar Assets, and under the Transfer Agreement and the Trust Agreement NovaStar Assets relinquishes all control and title over the Initial Mortgage Loans transferred to the Company and transferred by the Company to the Issuer except, in each case, as described below.

         Under the Purchase Agreement, the Seller will be required to repurchase any Mortgage Loan (or substitute certain Eligible Substitute Mortgage Loan(s)) upon discovery that any of the Mortgage File documentation with respect to such Mortgage Loan is missing or defective or any of the representations or warranties of the Seller as set forth in Section
         3.1 (b) of the Purchase Agreement with respect to such Mortgage Loan were incorrect as of the time made (the "Warranty Obligation"). The Warranty Obligation covers matters for which the selling party is typically held responsible in asset sales in the nature of the Transactions. In addition to the Warranty Obligation, under the Insurance Agreement the Seller will indemnify the Issuer and the Insurer for any damages caused by the breach of the representation that none of the Initial Mortgage Loans are "mortgages?" as such terms are defined in 15 U.S.C. Sec. 1602(aa) (the "Limited Indemnity").

         Servicer has the option, under the Servicing Agreement and the Indenture, to purchase any Mortgage Loan which is delinquent in payment by 60 days or more (the "Purchase Option"). Any such purchase will be at a price equal to 100% of the principal balance of such delinquent Mortgage Loan plus accrued interest thereon at the applicable mortgage interest rate from the date through which interest was last paid by the related mortgagor or advanced to the first day of the month following the month in which such amount is to be distributed. We understand from the Servicer that the purpose for the Purchase Option is to prevent a servicing Default under the Servicing Agreement which would result in termination of the Servicer's rights thereunder, with a resulting loss of future servicing fees and not as a mechanism for recourse to the Seller for defaults on the Initial Mortgage Loans. The Servicer may exercise this option at its sole discretion. The Servicer is required to segregate from and not commingle collections on the Initial Mortgage Loans with any other assets in its possession.

         Other than the Warranty Obligation, the Limited Indemnity and the Purchase Option: (i) the transfers of the Initial Mortgage Loans by the Seller and by NovaStar Assets are irrevocable; (ii) the Seller has no right or obligation to substitute other assets for the Initial Mortgage Loans, to transfer or cause NovaStar Assets to transfer the Initial Mortgage Loans to any party, or to reacquire any Initial Mortgage Loan from any party; (iii) NovaStar Assets has no right or obligation to substitute other assets for the Initial Mortgage Loans, to transfer or cause the Company or the Issuer to transfer the Initial Mortgage Loans to any party or to reacquire any Initial Mortgage Loans from any party; (iv) NovaStar Assets has no right or obligation to accept other assets from the Seller in substitution for the Initial Mortgage Loans and has no right or obligation to transfer any Initial Mortgage Loans to the Seller; and
         (v) neither the Company nor the Issuer has any right or obligation to accept other assets from NovaStar Assets in substitution for the Initial Mortgage Loans, and neither has any right or obligation to transfer any Initial Mortgage Loans to NovaStar Assets.

                  (f) COMPLETE. IRREVOCABLE TRANSFER OF SUBSEQUENT MORTGAGE LOANS. Under the Purchase Agreement and the Subsequent Transfer Agreement, the Seller relinquishes all control and title over the Subsequent Mortgage Loans transferred to the Issuer except as described below.

         Other than the Warranty Obligation, the Limited Indemnity and the Purchase Option: (i) the transfers of the Subsequent Mortgage Loans by the Seller are irrevocable; (ii) the Seller has no right or obligation to substitute other assets for the Subsequent Mortgage Loans, to transfer or cause the Issuer to transfer the Subsequent Mortgage Loans to any party, or to reacquire any Subsequent Mortgage Loan from any party; and (iii) the Issuer has no right or obligation to accept other assets from the Seller in substitution for the Subsequent Mortgage Loans, and has no right or obligation to transfer any Subsequent Mortgage Loans to the Seller.

                  (g) NO OBLIGATION DUE FROM THE SELLER OR NOVASTAR ASSETS. The Seller was not indebted to NovaStar Assets at the time of the Seller Transaction. The Seller has no obligation to pay any amount in respect of the Bonds to NovaStar Assets, the Company or the Issuer, and the Seller does not pay any interest to the Indenture Trustee with respect to the Bonds. Except with respect to the Warranty Obligation and the Limited Indemnity, the holders of the Bonds have no right to look to the Seller for the recoupment of their investment in the Bonds.

         NovaStar Assets was not indebted to the Company or the Issuer at the time of the NovaStar Assets Transaction. NovaStar Assets has no obligation to pay any amount in respect of the Bonds to the Company or the Issuer and NovaStar Assets does not pay any interest to the Indenture Trustee with respect to the Bonds. The holders of the Bonds have no right to look to NovaStar Assets for the recoupment of their investment in the Bonds.

         The Seller is not indebted to the Issuer at the time of the Seller Subsequent Transaction.

                  (h) NO RIGHT TO SURPLUS. Neither the Seller nor NovaStar Assets has any direct or indirect right to receive any proceeds allocable to the Initial Mortgage Loans or the Subsequent Mortgage Loans, even if the Issuer should receive more than the principal amount of the Bonds from collections on or the sale of the Initial Mortgage Loans or the Subsequent Mortgage Loans. Accordingly, the Issuer should not account to the Seller or NovaStar Assets for or return any Mortgage Loan or proceeds thereof.

                  (i) TREATMENT FOR GAAP ACCOUNTING AND FEDERAL INCOME TAX PURPOSES. We have been informed by each of the Seller and NovaStar Assets, as applicable, that it has been advised by and confirmed with its independent public accountants that the Seller Transaction, the Seller Subsequent Transaction and the NovaStar Assets Transaction, as applicable, will each be classified for GAAP accounting and federal income tax purposes as a financing in accordance with the Financial Accounting Standards Board No. 125 and the Internal Revenue Code of 1986, as amended. Such classification was made by each of the Seller and NovaStar Assets and their independent public accountants with full knowledge of the opinions set forth herein.

                  (j) LIMITED RECOURSE FOR DEFAULTS. The Seller has not guaranteed to NovaStar Assets, the Company, the Issuer, the Insurer, the Indenture Trustee or the holders of the Bonds the payment of any Mortgage Loan. The Seller is not obligated to purchase from NovaStar Assets any Mortgage Loan, and, except to the extent of the Warranty Obligation and the Limited Indemnity, is not obligated to purchase from the Issuer or the Indenture Trustee any Mortgage Loan or pay damages in connection therewith.

         NovaStar Assets has not guaranteed to the Company, the Issuer, the Indenture Trustee or the holders of the Bonds the payment of any Mortgage Loan, nor is it obligated to purchase from the Issuer or the Indenture Trustee any Mortgage Loan. NovaStar Assets is not obligated to purchase from the Company any Mortgage Loan, and is not obligated to purchase from the Issuer or the Indenture Trustee any Mortgage Loan or pay damages in connection therewith. The Certificates represent the equity securities in the Issuer and, accordingly, payments thereon are effectively subordinated to payments on the Bonds being sold to investors as provided in the Indenture. The Certificates received by NovaStar Assets and sold to NCFC constitute an amount not materially in excess of credit losses that could be reasonably anticipated on the Mortgage Loans over the life of the Mortgage Loans.

                  (k) LIMITED CALL OR PUT FEATURE. The Bonds are redeemable at the option of the Issuer after the earlier to occur of (a) seven years after issuance of the Bonds and (b) the date on which the aggregate Principal Balance is reduced to 25% or less of the sum of the initial aggregate principal balance of the Initial Mortgage Loans and the Original PreFunded Amount. If the Bonds are not redeemed at the time they first become eligible for redemption, the interest rate on the Bonds will be increased by 0.25%. Any increase in interest payable to Bondholders under this feature will be paid out of payments on the Collateral or the Bond Insurance Policy. Hence, although such an increase may have the effect of reducing the residual cash flow available to be paid to the holder of the Certificates, the election not to redeem the Bonds would not require the Seller or NovaStar Assets to contribute additional assets to the Issuer or have any other adverse impact on the Seller or NovaStar Assets. If market conditions are such at the time the Bonds become eligible for redemption that such redemption is not advantageous to the Issuer and the Certificateholder, the Issuer will be free to leave the Bonds outstanding. The ability of the Certificateholder to cause the Issuer to redeem the Bonds at a time when such redemption would be advantageous to the Certificateholder is not unlike a socalled "clean-up" call that is typical in most structured mortgage financings. We are advised by the Servicer that the redemption terms reflect the fact that the servicing compensation payable to the Servicer when the aggregate principal balance of the Initial Mortgage Loans has been reduced to this level may not be sufficient to enable the Servicer to continue to economically perform its full servicing duties.

                  (l) PERFECTION OF TRANSFER OF INITIAL MORTGAGE LOANS. The original executed Mortgage Notes were endorsed and delivered by the Seller to NovaStar Assets and by NovaStar Assets to the Company and by the Company to the Issuer in order to consummate the transfer of the Initial Mortgage Loans from the Seller to NovaStar Assets and from NovaStar Assets to the Company and from the Company to the Issuer. Such delivery or deliveries took place prior to or on the Closing Date. In addition, assignments of all Mortgages were recorded in the name of the Indenture Trustee on behalf of the Bondholders promptly after the Closing Date. In addition, financing statements signed by the Seller in favor of NovaStar Assets, NovaStar Assets in favor of the Company, the Company in favor of the Issuer, and the Issuer in favor of the Indenture Trustee, were be filed with the appropriate offices in the States of Kansas, Delaware, Maryland and New York.

                  (m) PERFECTION OF TRANSFER OF SUBSEQUENT MORTGAGE LOANS. The original executed Mortgage Notes relating to the Subsequent Mortgage Loans will be endorsed and delivered by the Seller to the Issuer in order to consummate the transfer of the Subsequent Mortgage Loans from the Seller to the Issuer. Such delivery or deliveries will take place prior to or on the Subsequent Transfer Date. In addition, assignments of all Mortgages will be recorded in the name of the Indenture Trustee on behalf of the Bondholders promptly after the Subsequent Transfer Date. In addition, financing statements signed by the Seller in favor of the Issuer and the Issuer in favor of the Indenture Trustee will be filed with the appropriate offices in the States of Kansas, Maryland and Delaware.

                  (n) GOVERNING LAW. The Purchase Agreement, the Transfer Agreement, the Subsequent Transfer Agreement, the Servicing Agreement and the Indenture provide that they are to be construed in accordance with and governed by the laws of the State of New York. The Trust Agreement provides that it is to be construed in accordance with and governed by the laws of the State of Delaware.

                                 LEGAL ANALYSIS

                  Section 541 of title 11 of the United States Code (the "Bankruptcy Code") provides that property of the estate includes "all legal or equitable interests of the debtor in property as of the commencement of this case." You have requested that we consider the possibility that a bankruptcy trustee of the Seller, or the Seller as a debtor in possession, might assert that the Seller retained an interest in the Subsequent Mortgage Loans because they were never truly or validly conveyed to the Issuer, but were merely pledged as security for a loan to the Seller from the proceeds of the sale of the Bonds. Under this theory, the bankruptcy trustee of the Seller or the Seller as debtor in possession, might seek a court order requiring turnover of the Subsequent Mortgage Loans to the bankruptcy estate, as provided by Section 542 of the Bankruptcy Code, or assert the automatic stay under Section 362(a) of the Bankruptcy Code to prevent payment of amounts collected with respect to the Subsequent Mortgage Loans to the Indenture Trustee, as assignee, or to prevent the Indenture Trustee from exercising control over the Subsequent Mortgage Loans.

                  Whether assets are part of a bankruptcy estate is governed by applicable nonbankruptcy law, usually state law. SEE BUTNER V. UNITED STATES, 440 U.S. 48, 54-55 (1979); MNC COMMERCIAL CORP. V. JOSEPH T. RVERSON & SON. INC., 882 F.2d 615, 619 (2d Cir. 1989). While there is an abundance of case law distinguishing true sales of assets from secured transactions, the body of law is not definitive. M. Simms, "Asset Securitization," ASSET-BASED FINANCING 337, 345 (1997). Courts have focused upon varying factors in determining whether an assignment of receivables operates to create a security interest or constitutes a true sale. These factors focus upon:

                  (1) whether the assignee has a right of recourse on the debt if the assigned assets do not provide sufficient funds or the underlying obligors default;

                  (2) the degree of post-transfer control of the assets vested in the assignor;

                  (3) whether the assignor retains benefits of ownership, for example, through repurchase or redemption rights on the assets or take any surplus received from the assigned assets in excess of the purchase price;

                  (4) the accounting treatment accorded the transaction by the assignor; and

                  (5) whether the language used in the assignment instrument indicates an intention to make a sale or an assignment for security.

Gussett, "Bankruptcy Remote Entities in Structured Financings," 15 Am. Bankr. Inst. J. 14 (1996); Committee on Bankruptcy and Corporate Reorganization of the Association of the Bar of the City of New York, "Structured Financing Techniques," 50 Bus. Law. 527, 543 (1995) ("Techniques").

                  When determining whether a transaction is a true sale or a disguised loan, courts will not be bound by the language of written agreements since they may look to the practices, objectives, relationships and intention of the parties in determining the true meaning of the document. See ENDICO POTATOES. INC. V. CIT GROUP/FACTORING~ INC., 67 F.3d 1063, 1068 (2d Cir. 1995); MAJOR'S FURNITURE MART~ INC. V. CASTLE CREDIT CORP., 602 F.2d 538, 544 (3d Cir.
1979); IN RE CORONET CAPITAL CO., 142 B.R. 78, 82 (Bankr. S.D.N.Y. 1992).

                  In applying these factors to the present transaction, we find the following:

                  (1) Courts have often focused on a right of recourse as the most significant factor in determining the true nature of a transaction. IN RE SACKMAN MORTG. CORP., 158 B.R. 926, 933-35 (Bankr. S.D.N.Y. 1993) (loan found due to multiple guarantees and "with recourse" provision); SEE IN RE WOODSON CO., 813 F.2d 266, 271-72 (9th Cir. 1987) (loan where investor guaranteed against all risk).1 " In a leading case, the court determined that the transaction was a loan and emphasized

--------
         (1)  SEE ALSO Steven L. Schwartz, THE PARTS ARE GREATER THAN THE WHOLE:
HOW SECURITIZATION OF DIVISIBLE INTERESTS CAN REVOLUTIONIZE STRUCTURED FINANCE AND OPEN THE CAPITAL MARKETS TO MIDDLE-MARKET COMPANIES, 1993 Colum. Bus. L. Rev. 139, 145 (1993) ("The most significant factor in determining whether a transaction is a true sale or a secured loan appears to be the extent and nature of the recourse that the transferee of the payment stream has against the transferor."), citing MAJOR'S FURNITURE MART, 602 F.2d at 545 n.l.; IN RE GOLDEN PLAN OF CALIFORNIA~ INC., 829 F.2d 705, 709 -10 (9th Cir. 1986) (sale found since it was "without recourse" though purchaser would receive advances if the borrower failed to make payments to the servicer since there was no contractual guarantee of repayment or compensation in the case of foreclosure).

the full recourse nature of the debt. However, the court noted that "the presence of recourse in a Transfer Agreement without more will not automatically convert a sale into a security interest." The proper inquiry "is whether the NATURE of the recourse and the true nature of the transaction, [footnote omitted] are such that the legal rights and economic consequences of the agreement bear a greater similarity to a financing transaction or to a sale." MAJOR'S FURNITURE MART, 602 F.2d at 544; SEE ALSO GOLDSTEIN V. MADISON NAT'L BANK, 89 B.R. 274, 277 (D.D.C. 1988); IN RE LEMONS ASSOCS.. INC., 67 B.R. 198,
209-10 (Bankr. D. Nev. 1986); IN RE EXECUTIVE GROWTH INVS.. INC., 40 B.R. 417, 422 (Bankr. C.D. Cal. 1984).

                  The Uniform Commercial Code ("UCC") leaves the determination of whether a transfer of property is for security or constitutes a sale to a determination of the parties' intent. UCC 9- 102(1)(a). In this regard, a related provision of the UCC concerning sale of accounts states that a sale can exist despite the existence of recourse. UCC 9-502 com. 4:

                  (T)here may be a true sale of accounts or chattel paper although recourse exists. The determination whether a particular assignment constitutes a sale or transfer for security is left to the courts.

                  The Seller Subsequent Transaction contemplated by the Purchase Agreement and the Subsequent Transfer Agreement involves no recourse to the Seller for losses on the Subsequent Mortgage Loans stemming from the lack of creditworthiness of the mortgagors, except with respect to the circumstances relating to the Warranty Obligation. The Servicer, however, may at its sole discretion purchase delinquent Subsequent Mortgage Loans pursuant to the Purchase Option.

                  There is no debt outstanding from the Seller to the Issuer in the Seller Subsequent Transaction.

                  The Trustee's only right to require the Seller to purchase or substitute Subsequent Mortgage Loans arises in connection with the Warranty Obligation for defective or missing documentation or the breach of representations and warranties as to the Subsequent Mortgage Loans. This right results only from conditions in existence at the time of the Transactions and does not relate to any decline in value of the Subsequent Mortgage Loans. The subject representations and warranties do not confer any additional rights or impose any burdens beyond those applicable under general contract law and, by analogy, under Section 2-608 of the UCC in the context of sales of non-conforming goods. While no court has expressly addressed whether these obligations should be distinguished from the type of recourse arising from the inability of a mortgagor to pay, it is likely that a court squarely presented with the distinction by a purchaser arguing for true sale treatment would recognize it. SEE, IN RE FEDERATED DEP'T STORES. INC., 1990 Bankr. Lexis 2453 (Bankr. S.D.Ohio

1990) (sale of credit card receivables to affiliates with limited right of recourse were "true arms-length sales"); R. Aicher & W. Fellerhoff, CHARACTERIZATION OF A TRANSFER OF RECEIVABLES AS A SALE OR A SECURED LOAN UPON BANKRUPTCV OF THE TRANSFEROR, 65 Am. Bankr. L.J. 181, 189 (1991); Techniques, SUPRA, at 545. Though the 25% option for a redemption could be viewed as an issue, we understand that this benchmark has been established as a reflection of the point at which the Mortgage Loan portfolio will no longer economically bear the cost of the subject structured financing.

                  (2) The Seller does not retain post-transfer control over the Subsequent Mortgage Loans with the exception of the servicing undertaken by the affiliated Servicer. Generally, these servicing rights are not problematic if they include an arms length fee. Techniques, SUPRA, at 548. We have been advised and assume that the Servicing Agreement reflects arms length terms and should not constitute sufficient post-transfer control to raise serious issues concerning true sale treatment.

                  (3) One court relied upon IN RE JOSEPH KANNER HAT CO., 482 F.2d 937 (2d Cir. 1973), as authority for the second factor. IN RE EVERGREEN VALLEY RESORT. INC., 23 B.R. 659, 661 (Bankr. D. Me. 1982). In KANNER, a bank's $25,000 interest in a receivable was reduced as a result of amounts collected from a source other than the receivable itself.2 We can foresee no circumstances in which the Seller's or the Issuer's interest in the Subsequent Mortgage Loans would be similarly reduced or extinguished other than (in limited circumstances) by a repurchase of Subsequent Mortgage Loans pursuant to the Warranty Obligation or by the Servicer's exercise of the Purchase Option. The Issuer has no obligation to remit to the Seller any surplus received for the Subsequent Mortgage Loans.

                  (4) It should be noted that the accounting and tax treatment of the Transactions by the Seller as a financing is NOT indicative of a sale. This treatment represents greater risk of characterization of the Seller Subsequent Transaction as a secured transaction rather than a sale because it may be interpreted to be indicative of the intent of the parties.

                  (5) The language used in the Purchase Agreement and the Subsequent Transfer Agreement clearly indicates the intention to make absolute transfers of the Subsequent Mortgage Loans in the Seller Subsequent Transaction.

                  The foregoing factors are key to a determination of a transaction as a sale. We note that other factors have on occasion been considered. For example, some courts have examined whether the credit of the underlying obligors was disclosed to the purchaser. SEE GOLDEN PLAN, 829 F.2d at 710; MID-ATLANTIC SUPPLY. INC. V. THREE RIVERS ALUMINUM CO., 790 F.2d 1121, 1123 (4th Cir. 1986). We are advised that the information relating to the creditworthiness of the obligors on the Subsequent Mortgage Loans has been disclosed to the Issuer and the Insurer of the Bonds.

--------

         2        SEE ALSO IN RE LADD, 106 B.R. 174, 175 (Bankr. C.D. 111.
1989) (loan found where, if the loan had been repaid through other sources, assignor would be entitled to the disaster payments).

                  We note that courts have accepted the intent of commercially sophisticated parties to a transaction as expressed by the terms employed in the transaction documents, as well as relevant extrinsic evidence of intent, including trade, custom and usage, market realities and the parties' course of conduct and performance, while rejecting an analysis based on the transaction's economic similarity to a loan or sale transaction. SEE IN RE BEVILL. BRESLER & SCHULMAN ASSET MANAGEMENT CORP., 67 B.R. 557, 597 (D.N.J. 1986) (court rejected contention that certain "repo" and "reverse repo" transactions should be treated as loans given parties' intent "viewed in the context of the entire market in which these transactions take place"); SEE ALSO GOLDSTEIN, 89 B.R. at 276 ("the Court must search the intent of the parties"); GOLDEN PLAN, 829 F.2d at 709 ("did the parties intend outright SALES of the note and trust deed or did they intend LOANS for security.").3 These decisions strongly support the conclusion of this opinion, and are, in our view, the correct approach to apply in considering transactions similar to the Seller Subsequent Transaction contemplated by the Purchase Agreement and the Subsequent Transfer Agreement.

                  In rendering this opinion letter, we do not express any opinion concerning any law other than the Bankruptcy Code, a proceeding thereunder, and the law of the State of Kansas to the extent that it may be applicable thereto. We express no opinion with respect to the ability of any person or entity to obtain a temporary restraining order or injunction prohibiting or limiting any person or entity from obtaining any property of or from the Seller prior to a final judicial resolution of any assertion that the automatic stay provisions of Section 362(a) of the Bankruptcy Code preclude such action.

                  Based on the facts and assumptions set forth earlier in this opinion and the legal considerations discussed above, it is our opinion that in a properly presented and argued case, as a legal matter, and based upon existing case law:

                  1. In the event of the Bankruptcy of the Seller, a court in such a proceeding: (i) would not hold that the transfer of the Subsequent Mortgage Loans by the Seller to the Issuer pursuant to the Purchase Agreement and the Subsequent Transfer Agreement should be characterized as a loan secured by the Subsequent Mortgage Loans rather than as a sale of the Subsequent Mortgage Loans to the Issuer; and (ii) accordingly, on the basis of such a characterization would not hold that the Subsequent Mortgage Loans or any proceeds thereof constitute property of the estate of the Seller pursuant to Section 541 of the Bankruptcy Code, thereby subject to the automatic stay provisions of the Section 362(a) of the Bankruptcy Code that would be applicable to the property of the Seller in such a proceeding.

                  In expressing the opinions expressed above, we wish to note that, while we believe the opinions are supported by a sound analysis of the Seller Subsequent Transaction, there is no
--------
         3 BEVIL's reliance on the testimony of the parties to determine their intention has been expanded to purchaser who did not completely understand the nature of the transactions in which he was participating. IN RE COMARK, 145 B.R. 47, 53 (Bankr. 9th Cir. 1992) (repurchase agreement held to be "security" rather than "loan").

reported controlling favorable judicial precedent directly on point. Moreover, there is distinguishable authority disregarding and collapsing special purpose subsidiary transactions. SEE IN RE BEST PRODS.. INC., 157 B.R. 222 (Bankr. S.D.N.Y.1993). We therefore examined decisions in which certain of the facts and circumstances of the Seller Subsequent Transaction were present as well as cases discussing more generally whether the transfer of an asset was a transfer of ownership or a transfer of a limited interest for the purpose of security. Moreover, the authorities we have examined contain certain cases and authorities that are arguably inconsistent with the conclusions expressed in our opinion. These cases and authorities are, however, in our opinion, distinguishable in the context of the Seller Subsequent Transaction. SEE OCTAGON GAS SYSTEMS. INC. V. RIMMER, 995 F.2d 948 (l0th Cir. 1993) (holding sale of accounts is always a secured transaction under provision of UCC 9-102 which is inapplicable to sales of instruments).

                  Judicial analysis has typically proceeded on a case-by-case basis. The determination is usually made on the basis of an analysis of the facts and circumstances of the particular case, rather than as a result of the application of consistently applied legal doctrines. It should also be remembered that bankruptcy courts view themselves as courts of equity. Existing reported decisional authority is thus not conclusive as to the relative weight to be accorded to the factors present in the Seller Subsequent Transaction and does not provide consistently applied general principles or guidelines with which to analyze all of the factors present in the Seller Subsequent Transaction. There are also facts and circumstances present in the Seller Subsequent Transaction which we believe to be relevant to our conclusion but which, because of the particular facts at issue in the reported cases, are not generally discussed in the reported cases as being material factors.

                  In the event it were asserted that the beneficial interest in and legal title to the Subsequent Mortgage Loans were part of the Seller's estate if the Seller were to become a debtor under the Bankruptcy Code, we express no opinion as to how long the Indenture Trustee would be denied possession of the Subsequent Mortgage Loans before the validity of such assertions could be finally decided. Furthermore, in the event the Seller were to become a debtor under the Bankruptcy Code, we express no opinion as to how a court would adjudicate any rights, claims or defenses raised by Mortgage obligors and the terms of the Seller's agreements with any such obligors. In any event, we note that the Purchase Agreement and the Subsequent Transfer Agreement require that actions be undertaken to perfect the interests of the Issuer (such as possession of the Mortgage Notes, recording of mortgage assignments and filing of financing statements to perfect certain security interests) in the event a determination should be made that the Seller Subsequent Transaction is a loan.

                  This opinion is furnished by us as counsel to the NovaStar Entities and shall not be relied upon by any party other than the Addressees in connection with the transactions contemplated by the Agreements. This opinion is not to be otherwise used, circulated, quoted or referred to in connection with any other transaction, nor filed with any governrnental agency or other person, without our prior written consent. This opinion is issued only with respect to the present status of law in the State Kansas and Title 11 of the United States Bankruptcy Code, and we undertake no obligation or responsibility to update or supplement this opinion in response to subsequent changes in the law or future events affecting the transactions contemplated by the Agreements. The foregoing opinion is expressly subject to there being no material change in the law, and there being no additional facts that would materially affect the validity of the assumptions and conclusions set forth herein or upon which this opinion is based.

                                       Very truly yours,

                                       STINSON, MAG & FIZZELL, P.C.

                                       By
                                              Michael W. Lochmann

                                     ANNEX A

1.       Merrill Lynch, Pierce, Fenner & Smith Incorporated
         250 Vesey Street
         World Financial Center/North Tower
         New York, NY 10281

2.       MBIA Insurance Corporation
         113 King Street
         Armonk,NY 10504

3.       Moody's Investors Service, Inc.
         99 Church Street
         New York, NY 10007

4.       Standard & Poor's
         26 Broadway
         New York, NY 10004- 1064

5.       Wilmington Trust Company
         1100 North Market Street
         Wilmington, DE 19890

6.       First Union National Bank
         230 South Tryon Street, 9th Floor
         Charlotte, NC 28288-1179

                                           January 20, 1998


To the Addressees Listed
on the Attached Annex A

         Re: NovaStar Home Equity Loan Asset-Backed Bonds and Certificates Series 1997-2 (Closing Opinion--Sale of Subsequent Mortgage Loans)
                  ----------------------------------------------------

Ladies and Gentlemen:

                  We have acted as counsel to NovaStar Financial, Inc., a Maryland corporation (the "Seller"), NovaStar Assets Corp., a Delaware corporation ("NovaStar Assets"), NovaStar Mortgage, Inc., a Virginia corporation (the "Servicer") and NovaStar Certificates Financing Corporation, a Delaware corporation ("NCFC"; the Seller, NovaStar Assets, the Servicer and NCFC are sometimes referred to collectively herein as the "NovaStar Entities") in regard to (i) the sale by the Seller of certain subprime home mortgage loans (the "Initial Mortgage Loans") to NovaStar Assets, pursuant to Section 2.1 of the Home Equity Loan Purchase Agreement, dated as of December 3, 1997 (the "Purchase Agreement"), between the Seller, NovaStar Assets, the Indenture Trustee and the Issuer; (ii) the sale by NovaStar Assets of the Initial Mortgage Loans to Merrill Lynch Mortgage Investors, Inc., a Delaware corporation (the "Company"), under the Ownership Transfer Agreement, dated as of December 3, 1997 (the "Transfer Agreement"), between NovaStar Assets and the Company; (iii) the sale by the Company to NovaStar Home Equity Loan Trust Series 1997-2, a Delaware Business Trust (the "Issuer"), pursuant to the Amended and Restated Trust Agreement, dated as of November 1, 1997 (the "Trust Agreement"), between the Company and Wilmington Trust Company, as owner trustee (the "Owner Trustee");
(iv) the servicing of the Initial Mortgage Loans by the Servicer pursuant to the Servicing Agreement, dated as of November 1, 1997 (the "Servicing Agreement"), among the Servicer, the Issuer and the Indenture Trustee (as defined below); (v) the sale by NovaStar Assets of the Certificates to NCFC pursuant to the Certificates Transfer Agreement, dated as of December 11, 1997 (the "Certificates Transfer Agreement"); and (vi) the sale by Seller to the Issuer of the Subsequent Mortgage Loans pursuant to the Subsequent Transfer Instrument, dated as of January 20, 1998 (the "Subsequent Transfer Agreement"), between the Seller and the Issuer.

                  The documents evidencing the Initial Mortgage Loans are held by First Union National Bank, as indenture trustee (the "Indenture Trustee"). The Indenture Trustee holds such documents as an agent and bailee with notice of the security interests granted in favor of the Bondholders, the Insurer, the Issuer, the Company and NovaStar Assets respectively. Pursuant to the Indenture, dated as of November 1, 1997 (the "Indenture"), between the Issuer and the Indenture Trustee, the Issuer issued the Home Equity Loan Asset-Backed Bonds Series 1997-2 (the "Bonds"). The Bonds are secured in part by the Initial Mortgage Loans and will also be secured in part by the Subsequent Mortgage Loans, hereinafter described. Pursuant to the Trust Agreement, the Issuer issued the Home Equity Loan Asset-Backed Certificates (the "Certificates"), which evidenced ownership interests in the Issuer (the Bonds and the Certificates, collectively, the "Securities").

                  The Issuer entered into the Insurance Agreement, dated as of December 3, 1997 (the

"Insurance Agreement"), among the Seller, the Servicer, NovaStar Assets, the Issuer, the Indenture Trustee and MBIA Insurance Corporation, as bond insurer (the "Insurer") pursuant to which a bond insurance policy (the "Bond Insurance Policy") was issued in respect of the Bonds. The Seller also entered into an Indemnification Agreement, dated December 3, 1997 (the "Indemnity Agreement"), among the Seller, the Insurer and the Underwriter (as defined below).

                  The Company sold the Bonds to Merrill Lynch, Pierce, Fenner & Smith Incorporated (the "Underwriter") pursuant to the Underwriting Agreement, dated December 3, 1997 (the "Underwriting Agreement"), among the Company and the Underwriter. The Underwriter sold the Bonds to unaffiliated investors on the Closing Date or thereafter pursuant to offers to purchase in effect on the Closing Date. The Seller, the Company and the Underwriter entered into an Indemnification and Contribution Agreement, dated December 3, 1997 (the "Indemnification Agreement").

                  The Initial Mortgage Loans were sold by the Seller to NovaStar Assets, NovaStar Assets sold the Initial Mortgage Loans to the Company, as agent for NovaStar Assets, and the Company sold the Initial Mortgage Loans to the Issuer on December 11, 1997 (the "Closing Date"). The consideration paid for the Initial Mortgage Loans by NovaStar Assets to the Seller consisted of the Purchase Price (as defined in Section 2.1 of the Purchase Agreement), which included a portion of the cash proceeds from the sale of the Bonds and the cash proceeds from the sale of the Certificates. The consideration paid for the Initial Mortgage Loans by the Company to NovaStar Assets consisted of the Purchase Price (as defined in Section 4 of the Transfer Agreement), which included a portion of the cash proceeds from the sale of the Bonds and delivery of the Certificates issued by the Issuer. The Company sold the Initial Mortgage Loans to the Issuer in exchange for a portion of the cash proceeds from the sale of the Bonds and receipt of the Certificates. The Bonds are entitled to the benefits of the Bond Insurance Policy.

                  On the Closing Date, a portion of the proceeds of the sale of the Bonds equal to the Original Pre-Funded Amount was deposited into the Pre-Funding Account and a portion of the proceeds of the Sale of the Bonds equal to the Interest Coverage Amount was DEPOSITED INTO the Interest Coverage Account, which accounts were created under the Indenture and held by the Indenture Trustee, as security for the Bondholders, in segregated trust accounts established in the name of the Indenture Trustee. Moneys on deposit in the Pre-Funding Account will be used to fund the acquisition by the Issuer of certain additional subprime home mortgage loans (the "Subsequent Mortgage Loans") from the Seller and, to the extent not so used, will be distributed to holders of the Bonds. Moneys on deposit in the Interest Coverage Account will be used to make certain interest payments on the Bonds during the Pre-Funding Period and, to the extent not so used, will be deposited into the Collection Account under the Indenture. The Pre-Funding Account and the Interest Coverage Account moneys will not be used to support losses or delinquencies on the Initial Mortgage Loans. Further, such moneys will be obtained from the sale proceeds of the Bonds and not from either the Seller or the Company.

                  On the Subsequent Transfer Dates, the Seller will sell to the Issuer the Subsequent Mortgage Loans, pursuant to the Subsequent Transfer Agreement in exchange for a portion of the cash proceeds from the sale of the Bonds, such cash proceeds to be transferred from the PreFunding Account.

                  The Purchase Agreement, the Transfer Agreement, the Subsequent Transfer Agreement, the Trust Agreement, the Indenture, the Servicing Agreement, the Certificates Transfer Agreement, the Insurance Agreement, the Indemnity Agreement, the Indemnification Agreement and the Underwriting Agreement are collectively referred to herein as the "Agreements." Capitalized terms not defined herein have the meanings assigned to them in Appendix A to the Indenture, or, if not defined therein, then in the other Agreements. This opinion is rendered pursuant to Section 5(b) of the Underwriting Agreement.

                  In rendering this opinion letter, we have examined execution copies of each of the Agreements, together with the documents, instruments and agreements referenced in other opinions we have delivered in connection with the Agreements. We have also examined such other certificates, documents, materials and other matters of law as we have deemed necessary in order to give the opinions hereinafter set forth. As to certain issues of fact material to the opinions expressed herein, we have, with your consent, relied to the extent we deemed appropriate, upon the representations in the Agreements, and the certifications of officers, of the Seller, NovaStar Assets, the Servicer, NCFC, the Company, the Issuer, the Owner Trustee, the Indenture Trustee, the Insurer and public officials.

                  In rendering this opinion letter, we have examined executed copies of each of the Agreements, together with the following documents, instruments and agreements:

                  A.       The Bonds;

                  B.       The Certificates;

                  C. The Financing Statements showing the Seller, as the debtor, and the Issuer, as the secured party, to be filed by CT Corporation System on or prior to the Subsequent Transfer Date (the "Financing Statements") in the Offices of the Secretary of State of Kansas and the State of Maryland (collectively, the "Filing Offices");

                  D. The following corporate organizational documents of the Seller:

                           (i) A copy of the Amended and Restated Articles of Incorporation of the Seller, as certified on September 17, 1997, by the Department of Assessments and Taxation of the State of Maryland (the "Department");

                           (ii) Bylaws of the Seller, certified as of a recent date by the Secretary of the Seller;

                           (iii) Certified copy of Corporate Resolutions of the Board of Directors of the Seller; and

                           (iv) Certificate of Corporate Good Standing of the Seller, dated January 6, 1998, issued by the Secretary of State of Maryland;

We have also examined such other certificates, documents, materials and other matters of law as we have deemed necessary in order to give the opinions hereinafter set forth.

                  In making our examinations and rendering the opinions herein expressed, we have made, with your permission, the following assumptions:

                  (1) Each of the Agreements and the Financing Statements has been, duly and properly authorized, executed, acknowledged (to the extent necessary), delivered and accepted, and, as may be required under the applicable laws of jurisdictions other than the State of Kansas (the "State"), sealed and attested, by each of the parties thereto (other than the NovaStar Entities). We have further assumed the genuineness of all signatures on all documents.

                  (2) All corporate, partnership and other action requisite for the execution, delivery and performance of each of the Agreements and the Financing Statements by each of the parties thereto (other than the NovaStar Entities) has been duly and effectively taken.

                  (3) Each of the parties to the Agreements, other than the NovaStar Entities, (i) has all necessary power and authority (corporate, partnership and otherwise) to execute, enter into, deliver and perform the same;
(ii) is duly organized, validly existing and in good standing in the jurisdiction of its formation; and (iii) has all necessary licensing and qualifications needed in the jurisdiction of its formation and in all the jurisdictions in which it does business.

                  (4) The execution, delivery and performance of each of the Agreements and the Financing Statements by each of the parties thereto (other than the NovaStar Entities) do not and will not contravene or conflict with any provision of the charter documents or bylaws of any of such parties or any partnership agreement or other agreement or instrument which is binding upon any of such parties or their respective properties.

                  (5) Each of the Agreements is the valid and binding obligation of each of the parties thereto (other than the NovaStar Entities) and is enforceable against each such party in accordance with its terms.

                  (6) To the extent the laws of a state or jurisdiction other than the State control or govern any of the Agreements, such Agreements are legal, valid, binding and enforceable in accordance with their respective terms under the laws of such other state or jurisdiction.

                  (7) Any and all certifications made to us by public officials and any and all certifications made to us by the Seller, NovaStar Assets, NCFC, the Servicer, the Company, the Issuer, the Owner Trustee, the Indenture Trustee, and the Bond Insurer concerning factual matters are accurate and complete.

                  (8) There exists valid and lawful consideration for the parties to the Agreements to enter into the Agreements. Further, we have assumed the absence of any circumstance (such as but not limited to fraud in the inducement, duress, waiver or estoppel) extrinsic to the Agreements which might give rise to a defense against enforcement of the Agreements.

                  (9) (i) All documents submitted to us as certified, conformed, draft, photostatic or telefacsimilied copies conform to the original documents,
(ii) all such original documents and all documents submitted to us as originals are authentic, (iii) all unexecuted copies of documents submitted to us conform to the original executed documents, and (iv) as to each of the Agreements, in such executed copies all blank spaces have been or shall be properly completed and all exhibits and schedules referred to therein have been or shall be attached in their final forms and none of the completions or attachments are or shall be inconsistent with the forms which we have reviewed.

                  (10) The statements, recitals, representations and warranties as to matters of fact set forth in the Agreements are accurate and complete.

                  (11) There is no agreement, course of dealing or performance or usage of trade defining, supplementing, amending, modifying, waiving or qualifying the terms of any of the Agreements.

                  (12) The conduct of each of the parties to the Agreements has complied with any requirement of good faith, fair dealing and conscionability.

                  (13) The opinion recipients have acted in good faith and without notice of any defense against enforcement of any rights created by, or any adverse claim to, any property or security interest transferred or created as part of, or contemplated by, the Agreements.

                  (14) Each of the Bonds has been authenticated in accordance with the provisions of the Indenture, and has been delivered to and paid for by the Underwriter in accordance with the Underwriting Agreement.

                  (15) The Seller has good and valid title to the Specified Purchase Agreement Collateral. "Specified Purchase Agreement Collateral" as used herein means the Subsequent Mortgage Loans and other collateral in which the Seller grants to the Issuer a security interest under and pursuant to the Subsequent Transfer Agreement, as to which a security interest may be perfected by the filing of a financing statement pursuant to Article 9 of the Uniform Commercial Code in effect in the State (the "UCC").

                  (16) None of the Specified Purchase Agreement Collateral includes and will not include (i) goods used or bought for use primarily for personal, family or household purposes, (ii) timber to be cut, (iii) minerals or the like (including oil or gas) or accounts relating thereto, or (iv) fixtures.

                  (17) The chief executive offices (as such term is used in the UCC) of each of the NovaStar Entities are located in the State.

                  (18) None of the NovaStar Entities is transacting, and will not transact, any business in the State under a name other than its true name.

                  (19) At all times (i) the Indenture Trustee will not be directly or indirectly controlled by the Issuer or any of its affiliates, (ii) the Indenture Trustee will maintain possession of the Initial Mortgage Notes in the State of Maryland and (iv) any filing of a continuation or other statement required to maintain the perfection of any security interest will be made.

                  Based upon the foregoing and subject to the qualifications and exceptions heretofore and hereinafter set forth, we are of the opinion that:

                  1. DUE INCORPORATION. QUALIFICATION AND AUTHORITY OF THE
SELLER: The Seller is (i) duly incorporated, validly existing and in good standing under the laws of the State of Maryland, (ii) duly qualified to conduct business as a foreign corporation in the State, (iii) in good standing in the State, and (iv) qualified to do business in each state necessary to enable it to perform its obligations under the Purchase Agreement and the Subsequent Transfer Agreement. The Seller has the requisite power and authority to execute and deliver, engage in the transactions contemplated by, and to agree to perform and observe the conditions of the Purchase Agreement and the Subsequent Transfer Agreement.

                  2. VALID AUTHORIZATION. EXECUTION AND DELIVERY BY THE SELLER:
The Purchase Agreement and the Subsequent Transfer Agreement has been duly and validly authorized, executed and delivered by the Seller and all requisite corporate action has been taken with respect thereto.

                  3. ENFORCEABILITY OF THE AGREEMENTS AGAINST THE SELLER: The Purchase Agreement and the Subsequent Transfer Agreement are each valid and enforceable against the Seller in accordance with its terms.

                  4. CONSENTS. APPROVALS: No consent, approval, authorization or order of, registration or filing with, or notice to, any governmental authority or court is required under federal laws or the laws of the State for the Seller's execution, delivery of, and the agreement to perform, the Purchase Agreement and the Subsequent Transfer Agreement, or the consummation of any other transaction contemplated thereby by the Seller, except as may be required under the state securities laws in connection with the purchase and the offer and sale of the Securities, as to which we express no opinion.

                  5. ACTIONS. PROCEEDINGS AGAINST THE SELLER: To our knowledge, following due inquiry made of the appropriate officers of the Seller, there are no actions, proceedings or investigations pending or, to our knowledge, threatened, against the Seller before any court, governmental agency or body or other tribunal (a) asserting the invalidity of the Purchase Agreement or the Subsequent Transfer Agreement, (b) seeking to prevent the consummation of any of the transactions contemplated by the Purchase Agreement or the Subsequent Transfer Agreement, or (c) which would materially and adversely affect the performance by the Seller of obligations under, or the validity or enforceability of, the Purchase Agreement or the Subsequent Transfer Agreement.

                  6. EXECUTION. DELIVERY AND PERFORMANCE/CONFLICTS: The execution, delivery or performance by the Seller of the Subsequent Purchase Agreement, will not, or does not, conflict with or result or will result in a breach of, or constitute, or will constitute, a default under: (i) any term or provision of the articles or certificate of incorporation or bylaws of the Seller; (ii) any term or provision of any material agreement, contract, instrument or indenture to which the Seller is a party or is bound and which has been identified to us by the appropriate officers of the Seller; (iii) any order, judgment, writ, injunction or decree of any court or governmental agency or body or other tribunal having jurisdiction over the Seller which has been identified to us by the appropriate officers of the Seller; or (iv) any law, rule or regulation of the State or the federal government.

                  7. To our knowledge, the consummation of the transactions contemplated by the Purchase Agreement and the Subsequent Transfer Agreement by the Seller will not result in (i) a breach of any applicable law or regulation of the State or federal government, or (ii) a breach or violation of any order, judgment or decree known to us, or identified to us by the appropriate officers of the Seller for purposes of this opinion, of any court, arbitrator or governmental instrumentality having jurisdiction over the Seller, or (iii) result in the imposition of any lien or encumbrance on any of its properties, except for the security interests contemplated by the Agreements.

                  8. In the event that the transfer of the Specified Purchase Agreement Collateral from the Seller to the Issuer were deemed to be a loan rather than a sale, the security agreement set forth in the Subsequent Transfer Agreement is in proper form to create a security interest in the Seller's interest in the Specified Purchase Agreement Collateral for the benefit of the Issuer, to the extent that a security interest may be created in the Specified Purchase Agreement Collateral pursuant to Article 9 of the UCC. The Financing Statements comply in all respects with applicable law and are in proper form for filing and the filing of the Financing Statements in the Filing Offices will perfect a security interest in the Specified Purchase Agreement Collateral to the extent that the Specified Purchase Agreement Collateral consists of the type of property in which a security interest may be perfected by filing a financing statement under the UCC, and no other documents or instruments need be recorded or filed in any public office in the State in order to perfect a security interest in said Specified Purchase Agreement Collateral except as hereinafter provided. A UCC search of the Filing Offices conducted on January , 1998 disclosed no financing statements of the Seller that would give any person a security interest in the Specified Purchase Agreement Collateral senior to the security interest of the Issuer based solely on the date of filing of the respective financing statements.

                  We call to your attention that to the extent that the Specified Purchase Agreement Collateral includes the Subsequent Mortgage Notes, and that pursuant to Section 9-304 of the Maryland Uniform Commercial Code, a security interest in the Subsequent Mortgage Notes may be perfected only by delivery, and continuous possession, of such Subsequent Mortgage Notes to the Issuer (or to the Indenture Trustee as the Issuer's designee). We further note that in the Indenture, the Indenture Trustee acknowledges that in the event the conveyance of the Subsequent Mortgage Loans by the Seller to the Issuer pursuant to the Subsequent Transfer Agreement is determined to constitute a financing, the Indenture Trustee holds the Subsequent Mortgage Loans as the designee of the Issuer, subject, however, to a prior lien in favor of the Bondholders.

                  The opinions and statements expressed herein are subject to the following additional limitations and qualifications:

                  (a) We are admitted to the Bar of the State of Kansas and we express no opinion as to the laws of any other jurisdiction except as to matters that are governed by federal law, the General Corporation Law of the States of Delaware or Maryland or the Business Trust Law of the State of Delaware. All opinions expressed herein are based on laws, regulations and policy guidelines currently in force and may be affected by future regulations.

                  (b) We express no opinion with respect to any instrument or document other than the Purchase Agreement, the Subsequent Transfer Agreement and the Financing Statements, as expressly set forth herein; further, we are expressing no opinion as to the validity or enforceability of any provision in any of the foregoing if the validity or enforceability of such provision is dependent upon or is in conflict with or is inconsistent with any instruments or documents other than the Agreements. We express no opinion as to any choice of law or choice of judicial forum provisions contained in the Agreements.

                  (c) The enforceability of each of the Purchase Agreement and the Subsequent Transfer Agreement is subject to (i) applicable bankruptcy, insolvency, reorganization, receivership, fraudulent transfer, fraudulent conveyance, moratorium and similar laws relating to or affecting the enforceability of creditors rights generally, and (ii) general equitable principles (regardless of whether enforcement is sought in equity or at law), limitations on the availability of equitable remedies (such as specific performance), and similar principles governing enforceability, such as but not necessarily limited to standards of commercial reasonableness.

                  (d) Particular provisions, rights, waivers and remedies in the Purchase Agreement and Subsequent Purchase Agreement may not be enforceable in accordance with their terms, and the enforceability of any instrument referred to herein is subject to statutes and judicial decisions affecting the enforcement of contracts generally; provided, however, that none of the foregoing will prevent the counterparties to the said agreements from the practical realization (except for delay thereof) of the benefits of the security provided by such Agreements, subject to each and all of the other limitations. qualifications and assumptions set forth herein.

                  (e) We express no opinion with respect to any laws or regulations which govern or otherwise regulate the issuance or sale or any other dealings in connection with investment securities or with respect to the applicable legal investment or real estate syndication laws. Further, we express no opinion as to the statutes, administrative decisions and rules and regulations of county, municipal and special political subdivisions.

                  (f) The enforceability of any provision in the Purchase Agreements and the Subsequent Transfer Agreement for payment of costs of collection (including attorneys' fees) is subject to judicial discretion. Without limiting the generality of the foregoing qualification, any such provision is unenforceable if either (i) a court determines that the amount of collection costs provided for or sought is unreasonable or (ii) said agreement provides for, or a party seeks to recover, (x) costs incurred by a salaried employee of such party or its assignee or (y) payment of both attorney fees and collection agency fees.

                  (g) We express no opinion with respect to the enforceability of any waiver contained in any of the Purchase Agreement or the Subsequent Transfer Agreement of the right to jury trial or any provisions of said agreements pursuant to which any party grants to the other a power of attorney.

                  (h) Provisions contained in the Purchase Agreement or the Subsequent Transfer

Agreement that permit any person to take action or make determinations, or to benefit from indemnities or similar understandings, may be subject to requirements that such action be taken or such determinations be made, or that any action or inaction by such person that may give rise to a request for payment under such indemnity or similar understanding be taken or not taken, on a reasonable basis and in good faith. Additionally, indemnities may be unenforceable or limited to the extent that they (i) violate public policy considerations, (ii) provide for indemnification for violation of securities law, or (iii) provide for indemnification or exculpation of parties with respect to intentional acts or gross negligence.

                  (i) Whenever any opinion or statement herein with respect to the existence or absence of facts, conditions or circumstances is qualified by the phrase "known to us" or is based upon our "knowledge" or any similar phrase, it is intended to indicate that, during the course of our representation of the NovaStar Entities, no information has come to our attention that would give us actual knowledge of the existence or absence of such facts, conditions or circumstances. The terms "knowledge," "known to us" and similar phrases refer to the actual present knowledge of the attorneys in our firm who have devoted substantive attention to matters for which we have been engaged by the NovaStar Entities and not to the knowledge of the firm or its shareholders or employees generally. Moreover, we have made no independent investigation as to any opinion or statement qualified by the terms "knowledge," "known to us" or similar phrases.

                  (j) The opinion rendered in paragraph 8 above is subject to the following limitations and qualifications:

                  (i) To the extent that the name, identity, corporate structure or location of a debtor changes and such change would cause a filed financing statement to be misleading, there must be a UCC-2 filed as to that debtor, providing a change of the name, identity or location of such debtor, within four months of such change. The UCC2 must be filed in order for the filed financing statement to remain effective to perfect a security interest in collateral acquired by such debtor more than four months after such change, unless a new appropriate financing statement is filed before the expiration of that time period.

                  (ii) The ability to perfect a security interest in the Specified Purchase Agreement Collateral is subject to the limitations contained in Sections 9-103, 9-302, 9304 and 9-305 of the UCC. The continuation of perfection in proceeds (as defined in the UCC) is limited to the degree set forth in Section 9-306 of the UCC. The validity of a security interest in accessions (as defined in the UCC) is limited to the degree set forth in Section 9-314 of the UCC, and the validity of a security interest in fixtures (as defined in the UCC) is limited to the degree set forth in Section 9-313 of the UCC.

                  (iii) You are advised that the Article 9 of the UCC conforms substantially, in all aspects relevant to our opinion, to Article 9 of the 1972 official text of the Uniform Commercial Code. We call attention to the fact that under the UCC a filed financing statement is effective for five years from the date of filing. In order to continue perfection beyond each five-year period, a continuation statement must be filed within six months prior to the expiration of each such five-year period as set forth in Section 9-403 of the UCC; provided, however, if insolvency proceedings are then pending with regard to the Seller, there may be additional time for filing a continuation statement.

                  (iv) The security interest of the Issuer in proceeds of the Specified Purchase Agreement Collateral is limited to the extent that the Issuer's security interest will be perfected in proceeds of the Specified Purchase Agreement Collateral only if possession thereof is obtained or other appropriate action with respect thereto is taken in accordance with the provisions of applicable law in order to maintain or perfect the security interest.

                  (v) The perfection of the security interest of the Issuer in the Specified Purchase Agreement Collateral may be governed by the laws other than those of the State to the extent that any Subsequent Mortgage Note becomes located in a jurisdiction other than the State or to the extent that the principal place of business of the Seller becomes located in a jurisdiction other than the State.

                  (vi) We have made no examinations of title with respect to any of the collateral covered by the Financing Statements and, accordingly, we are expressing no opinion as to the title thereto.

                  (vii) Except as set forth in the last sentence of the first paragraph of 8, we express no opinion as to the priority of any lien or security interest created by the Subsequent Transfer Agreement, and the priority opinion set forth in such sentences is limited to the extent of the accuracy and completeness of the UCC search conducted by CT Corporation System and the accuracy and completeness of the records of the Filing Offices.

                  (viii) We express no opinion as to the perfection or enforceability of any security interest in the Specified Purchase Agreement Collateral to the extent that such collateral includes copyrights, copyright licenses, patents, patent licenses, trademarks, trademark licenses, vehicles, insurance policies or permits or any agreement or instrument, including franchise agreements, to the extent that such agreement or instrument by its terms requires any consent (which consent has not been obtained) to create a security interest therein or permit assignment thereof (or prohibits such security interest or assignment), and proceeds of any of the foregoing.

                  (k) Default, acceleration, foreclosure and repossession are all subject to judicial supervision and, accordingly, accelerations, repossessions or foreclosures may be limited by a court of competent jurisdiction to material defaults.

                  (l) In rendering the opinions set forth in paragraphs 1 above, we are relying, with your consent, on the opinions of Piper & Marbury L.L.P. and of Willliams Mullen Christian and Dobbins, respectively, previously delivered to you and the certificates of corporate good standing described in paragraphs D above.

                  (m) We express no opinion as to the enforceability of any covenants, restrictions or limitations set forth in any of the Purchase Agreement or the Subsequent Transfer Agreement which prohibit the parties thereto from filing a voluntary bankruptcy petition, or filing or joining as a party to, a petition of involuntary bankruptcy against a third party.

                  This opinion is furnished by us as counsel to the NovaStar Entities and shall not be relied upon by any party other than the Addressees in connection with the transactions contemplated by the Agreements. This opinion is not to be otherwise used, circulated, quoted or referred to in connection with any other transaction, nor filed with any governmental agency or other person, without our prior written consent. This opinion is issued only with respect to the present status of law in the State, federal law, the General Corporation Law of the States of Delaware and Maryland and the Business Trust Law of the State of Delaware, and we undertake no obligation or responsibility to update or supplement this opinion in response to subsequent changes in the law or future events affecting the transactions contemplated by the Agreements.

                                       Very truly yours,

                                       STINSON, MAG & FIZZELL, P.C.

                                       By
                                           Michael W. Lochmann

                                     ANNEX A

1.       Merrill Lynch, Pierce, Fenner & Smith Incorporated
         250 Vesey Street
         World Financial Center/North Tower
         New York, NY 10281

2.       MBIA Insurance Corporation
         113 King Street
         Armonk, NY 10504

3.       Moody's Investors Service, Inc.
         99 Church Street
         New York, NY 10007

4.       Standard & Poor's
         26 Broadway
         New York, NY 10004-1064

5.       Wilmington Trust Company
         1100 North Market Street
         Wilmington, DE 19890

6.       First Union National Bank
         230 South Tryon Street, 9th Floor
         Charlotte, NC 28288-1179

                                  ATTACHMENT D
                         Seller's Officer's Certificate

                              OFFICER'S CERTIFICATE
                               SUBSEQUENT TRANSFER
                            NOVASTAR FINANCIAL, INC.

         I, Scott Hartman, hereby certify that I am the duly elected Chairman of NovaStar Financial, Inc. (the "Seller") a corporation organized under the laws of the State of Maryland, that I have made such reasonable investigation as I have deemed necessary to deliver this Certificate, including discussions with responsible officers of the Seller and further certify to the best of my knowledge as follows:

                  1. The Seller is in good standing under the laws of the State of Maryland.

                  2. Each person who, as an officer or representative of the Seller, signed the Subsequent Transfer Instrument, dated as of January 20, 1998, between the Seller and NovaStar Home Equity Loan Trust Series 1997-2 (the "Issuer") and any other document delivered prior hereto or on the date hereof in connection with the transfer of the Subsequent Mortgage Loans and the transactions described in the Home Equity Loan Purchase Agreement (the "Agreement"), dated as of December 3, 1998 among the Seller, NovaStar Assets Corp., First Union National Bank and the Issuer, at the respective times of such signing and delivery, and is now, duly elected or appointed, qualified and acting as such officer or representative, and the signatures of such persons appearing on such documents are their genuine signatures.

                  3. With respect to its transfer of the Subsequent Mortgage Loans and the transactions contemplated by the Agreement, the Seller has complied in all material respects with all the agreements by which it is bound and has satisfied in all material respects all the conditions on its part to be performed or satisfied prior to the Subsequent Transfer Date other than those which have been waived pursuant to the terms of the Agreement.

                  4. Attached hereto as Exhibit I is a certified true copy of the resolutions of the Board of Directors of the Seller with respect to the sale of the Subsequent Mortgage Loans subject to the Agreements, and the same are in full force and effect and have not been revoked, repealed or amended. Attached as Exhibit II hereto is a true and correct copy of the Certificate of Incorporation of the Seller which is in full force and effect on the date hereof. Attached as Exhibit III is a true and correct copy of the By-Laws of the Seller which continue in force on the date hereof. Attached as Exhibit IV hereto is a true and correct copy of the Good Standing Certificate of the Seller dated January 6, 1998.

                  5. Any necessary consents, approvals, authorizations or order of any court or governmental agency or body, which are required for the execution, delivery and performance by the Seller of or compliance by the Seller with the Agreement, the sale of the Subsequent Mortgage Loans as evidenced by the Agreement, or the consummation of the transactions contemplated by the Agreement, have been obtained. The Agreement and all related agreements have been authorized by the Board of Directors of the Seller, such authorization being reflected in the minutes of that Board and shall be maintained from the date of their execution as records of the Seller. The Agreement and related agreements are and will be from the time of their execution official records of the Seller.

                  6. Each of the obligations of the Seller required to be performed by it on or prior to the Subsequent Transfer Date pursuant to the terms of the Agreement have been duly performed and complied with and all of the representations and warranties of the Seller under the Agreement are true and correct as of the Subsequent Transfer Date and no event has occurred which, with notice or the passage of time, would constitute a default under the Agreement.

                            7. Each condition precedent specified in Section 2.2 of the Agreement and each condition precedent specified in the Subsequent Transfer Instrument has been satisfied by the Seller.

                  Capitalized terms not defined herein have the meanings set forth in the Agreement.

         IN WITNESS WHEREOF, I have hereunto signed my name and affixed the seal of the Seller.

Dated: January 20, 1997

                                       NOVASTAR FINANCIAL, INC.

                                       By:  /s/ Scott Hartman
                                            ----------------------
                                       Name:    Scott Hartman
                                       Title:   Chairman

                                  ATTACHMENT E
                           Bond Insurer's Certificate

                            OFFICER'S CERTIFICATE OF
                           MBIA INSURANCE CORPORATION
             RE: Bond Insurer approval of Subsequent Mortgage Loans

                                                     January 20, 1998


First Union National Bank
230 S. Tryon Street, 9th Floor
Charlotte, North Carolina 28288-1179
Attn: NovaStar Home Equity Loan Trust
Series 1997-2

Wilmington Trust Company
1100 North Market Street
Wilmington, Delaware 19890

                  Re: Home Equity Loan Purchase Agreement, dated as of December 3, 1997 (the "Purchase Agreement"), among NovaStar Financial, Inc. (the "Seller"), NovaStar Home Equity Loan Trust Series 1997-2, a Delaware business trust (the "Issuer"), First Union National Bank, as indenture trustee (the "Indenture Trustee") and NovaStar Assets Corp., relating to NovaStar Home Equity Loan Asset-Backed Bonds and Certificates, Series 1997-2 (Subsequent Mortgage Loan transfer January 20, 1998
                           ----------------------------------------------------


Ladies and Gentleman:

                   In accordance with Section 2.2(b)(vi) of the above-captioned Purchase Agreement, the undersigned hereby certifies the following:

         (a) The Subsequent Mortgage Loans identified on the Subsequent Mortgage Loan Schedule attached to the related Subsequent Transfer Instrument delivered by the Seller on January 20, 1997 generally conform to the representations and warranties of the Insurance Agreement (the "Insurance Agreement") dated as of December 1, 1997 among MBIA Insurance Corporation (the "Bond Insurer"), NovaStar Financial, Inc., as Seller, the NovaStar Home Equity Loan Trust Series 1997-2, as issuer, NovaStar Assets Corp., NovaStar Mortgage, Inc., as Servicer, Merrill Lynch Mortgage Investors, Inc., as Company and First Union National Bank, as Indenture Trustee and such Subsequent Mortgage Loans are acceptable to the Bond Insurer.

         (b) The undersigned is a duly authorized representative of the Bond Insurer and is authorized to execute and deliver this certificate.

         Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Purchase Agreement.


                  IN WITNESS WHEREOF, I have hereunto signed my name.


                                            MBIA INSURANCE CORPORATION

Dated:   January 20, 1998                   By: /s/ Bruce Legan
                                                --------------------
                                            Name:   Bruce Legan
                                            Title:  Vice President